Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Mary E. Moore, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities indicated below his/her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 31, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2006.

/s/ Herschel M. Bloom
Herschel M. Bloom
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Mary E. Moore, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities indicated below his/her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 31, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2006.

/s/ Ronald G. Bruno
Ronald G. Bruno
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Mary E. Moore, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities indicated below his/her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 31, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2006.

/s/ Arnold W. Donald
Arnold W. Donald
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Mary E. Moore, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities indicated below his/her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 31, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2006.

/s/ Rebecca C. Matthias
Rebecca C. Matthias
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Mary E. Moore, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities indicated below his/her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 31, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2006.

/s/ Clarence V. Nalley III
Clarence V. Nalley III
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Mary E. Moore, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities indicated below his/her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 31, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2006.

/s/ Margaret M. Porter
Margaret M. Porter
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Mary E. Moore, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities indicated below his/her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 31, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2006.

/s/ Mary Jane Robertson
Mary Jane Robertson
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Mary E. Moore, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities indicated below his/her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 31, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2006.

/s/ John R. Thomas
John R. Thomas
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Mary E. Moore, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities indicated below his/her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 31, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2006.

/s/ John A. White
John A. White
Director